Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 15—COMMITMENTS AND CONTINGENCIES

Lease Obligations

At December 31, 2014, payments required on operating leases, capital leases and financing obligations are as follows:

	Operating Leases	Capital Leases	Financing Obligations
2015	$78,525	$6,549	$34,327
2016	74,157	6,434	33,756
2017	64,926	6,751	35,803
2018	64,713	6,131	37,255
2019	54,631	5,013	36,564
Thereafter	411,320	15,545	255,396

Total minimum lease payments	$748,272	46,423	433,101

Less amounts representing interest ranging from 3.6% to 19.6%		(19,779)	(219,875)

Present value of future minimum lease payments		26,644	213,226
Less current maturities		(2,759)	(6,908)

Long-term obligations		$23,885	$206,318

Rent expense on operating leases was $76,644, $60,479 and $50,908 for 2014, 2013 and 2012, respectively. Included in such amounts are approximately $1,556, $2,201 and $1,789 in contingent rental expense for 2014, 2013 and 2012, respectively. Interest expense includes $1,664, $1,610 and $1,560 for 2014, 2013 and 2012, respectively, related to contingent rent on capital leases and financing obligations.

Self Insurance—General Liability and Workers Compensation Insurance

The Company maintains a deductible of $150 per claim on its general liability insurance policy and a deductible of $300 per claim on its workers compensation insurance policy. The Company uses historical data and actuarial estimates to estimate the cost of claims incurred that are not covered by the insurance policies as of the balance sheet date. The Company has accrued $2,416 and $2,160 at December 31, 2014 and 2013, respectively, for such claims. These costs are included in other theatre operating costs in the consolidated statements of operations.